                                                                    Amendment #7


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person or entity whose signature appears below constitutes and appoints Pinchas Pinchas, Yossi Levy and ______________ and each of them, its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for it and in its name, place and stead, in any and all capacities, to sign any and all amendments to this Statement on Schedule 13D and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue thereof. This power of attorney may be signed in counterparts.

As of January  8, 1998

     NAPTHA HOLDING LTD. ("HOLDING")

     by
          --------------------------------------------
          an authorized officer
                                                                      Schedule A

     NAPHTHA ISRAEL PETROLEUM CORPORATION LTD.                        Schedule B

     by
          --------------------------------------------
          an authorized officer

     J.O.E.L. JERUSALEM OIL EXPLORATION LTD.                          Schedule C

     by
          --------------------------------------------
          an authorized officer

     EQUITAL LTD.                                                     Schedule D

     by
          --------------------------------------------
          an authorized officer

     UNITED KINGSWAY LTD.                                             Schedule K

     by
          --------------------------------------------
          an authorized officer

     YHK INVESTMENT LIMITED PARTNERSHIP                               Schedule L

     by Y.H.K. General Managers, Ltd., General Partner

     by
          --------------------------------------------
          an authorized officer of the General Partner

     CARMEN MANAGEMENT AND ASSETS (1997) LTD.                         Schedule M

     by   /s/Avraham Livnat
          --------------------------------------------
          an authorized officer

     AVRAHAM LIVNAT LTD.                                              Schedule N

     by   /s/Avraham Livnat
          --------------------------------------------
          an authorized officer

                                                                    Amendment #7


                                   SCHEDULE A
                        DIRECTORS AND EXECUTIVE OFFICERS
                                       OF
                               NAPTHA HOLDING LTD.
                                   ("HOLDING")


Name                     Title               Address
----                     -----               -------
Jackob Maimon            Director            10 Izack Sade Street
                                             Petach-Tikva

Yossi Levy               Director            5 Mishmar Hashlosha Street
                                             Rishon Letzion

                                                                    Amendment #7


                                   SCHEDULE B
                        DIRECTORS AND EXECUTIVE OFFICERS
                                       OF
                       NAPHTHA ISRAEL PETROLEUM CORP. LTD.


Name                Title                         Address
----                -----                         -------
Jackob Maimon       Chairman of the Board         10 Izack Sade Street
                                                  Netach-Tikva

Yossi Levy          General Manager               5 Mishmar Haslosha Street
                                                  Rishon Letzion

Pinchas Pinchas     Comptroller                   82b Katz Street
                                                  Petach-Tikva

Anat Riner(1)       Director                      154 Rotshild Street
                                                  Petach-Tikva

Meir Avrahami(2)    Director                      6 Rhash Street
                                                  Hadera

ReviveTal Ltd.      Director(2)                   8 Granit Street
                                                  Kiryat Arie
                                                  Petach-Tikva 49222

Revive Gal Ltd.     Director(2)                   8 Granit Street
                                                  Kiryat Arie
                                                  Petach-Tikva 49222

Revive Ad Ltd.      Director(2)                   8 Granit Street
                                                  Kiryat Arie
                                                  Petach-Tikva 49222

Revive Dan Ltd.     Director(2)                   8 Granit Street
                                                  Kiryat Arie
                                                  Petach-Tikva 49222




-------------------

         (1)      Citizen of Israel

         (2) Company fully owned by J.O.E.L. These companies are all organized under Israeli law, and were established to hold directorships.

                                                                    Amendment #7


                                   SCHEDULE C
                        DIRECTORS AND EXECUTIVE OFFICERS
                                       OF
                     J.O.E.L. JERUSALEM OIL EXPLORATION LTD.

MICHAL MALCAH
Director
5 Kasani Street, Ramat Aviv, Tel Aviv, Israel
Advocate

ARIEH PERL
Director
41 Alexander Zeid Street, Naveh Oz, Petach Tikva, Israel
Manager of several companies; director of Polygon Co., a textile company

BARUCH KIRSHSTEIN
Director
10 Alfassi Street, Jerusalem, Israel
General Manager of B. Kirsharein Ltd.

MOSHE MITELMAN, Ph.D.
Director
39 Dibell Reoven Street
Petach-Tikva

DAVID DAVID
General Manager
7 Tidhar Street, Ramat-Efal

PINCHAS PINCHAS
Comptroller
82B Katz Street, Petach-Tikva

ANMON ARGAMAN, CPA
Internal Auditor

BORDOSTONE LTD.
Director(1)
8 Granit Street, Kiryat Arie, Petach-Tikva

-----------------
         (1) Fully owned by YHK General Managers Ltd. All of these companies are organized under Israeli law, and were established to hold directorships

                                                                    Amendment #7

                                   SCHEDULE D
                        DIRECTORS AND EXECUTIVE OFFICERS
                                       OF
                                  EQUITAL LTD.


MICHAEL VALDAN
Director
35 Burla Street, Tel-Aviv, Israel
Advisor in the field of chemistry and petro-chemistry in Israel and abroad

DR. ESTI BAT
Director
2 Dow Gruner, Herzliya, Israel
Marketing Manager, Lecturer at the Tel-Aviv University

MICHAEL GUTMAN
General Manager

PINCHAS PINCHAS
Comptroller
82B Katz Street, Petach Tikva, Israel

BLACKSTONE LTD.
Director
8 Granit Street, Kiryat Arie, Petach-Tikva

ORANGESTONE LTD.
Director(1)
8 Granit Street, Kiryat Arie, Petach-Tikva

PINKSTONE LTD.
Director(1)
8 Granit Street, Kiryat Arie, Petach-Tikva

BORDOSTONE LTD.
Director(1)
8 Granit Street, Kiryat Arie, Petach-Tikva

--------------
         (1) Fully owned by YHK General Managers Ltd. All of these companies are organized under Israeli law, and were established to hold directorships

                                                                    Amendment #7

                                   SCHEDULE F
                        DIRECTORS AND EXECUTIVE OFFICERS
                                       OF
                               ISRAEL CREDIT LINES
                      COMPLEMENTARY FINANCIAL SERVICES LTD.

ERAN TADMOR
Director (Manager, L.T.S. Ltd., electric products)
1 Oranim Street
Kefar Shemrio

RONY ELIAD
Director - P.R. and marketing consultant
39 Shamgar Street, Zala

DAVID YAYNI(1)
Director
4 Raoul Wallenberg St., Tel-Aviv, Israel

YARON YAYNI(1)
Director
4 Raoul Wallenberg St., Tel-Aviv, Israel

RON BARNESS(1)
Director
4 Raoul Wallenberg St., Tel-Aviv, Israel

SHIMON ELBAZ(1)
Director
4 Raoul Wallenberg St., Tel-Aviv, Israel

EYAL GIBOR(1)
Co-General Manager
14 Drezner St., Tel-Aviv, Israel

YOUVAL RAN(1)
Co-General Manager
9 Berazani Str., Ramat Aviv, Tel-Aviv, Israel

YOUVAL YAYNI(1)
Secretary
4 Raoul Wallenberg St., Tel-Aviv, Israel

-----------
         (1) Citizends of Israel

                                                                    Amendment #7

                                   SCHEDULE K
                        DIRECTORS AND EXECUTIVE OFFICERS
                                       OF
                              UNITED KINGSWAY LTD.

HAIM TSUFF
Director and Sole Shareholder
12 Haporzim Street, Petach Tikva, Israel
Manager of several companies
Citizen of Israel and the Netherlands

                                                                    Amendment #7

                                   SCHEDULE L
                        DIRECTORS AND EXECUTIVE OFFICERS
                                       OF
                      YHK INVESTMENTS LIMITED PARTNERSHIP

General Partner  (0.02%)

YHK General Managers, Ltd.


The Executive Officers of the General Partner are:

Not appointed yet.


Directors

Zeev Livnat
26 Hanarkis Street, Karmey-Yossef, Israel

Haim Tsuff
12 Haporzim Street, Petach Tikva, Israel
Manager of several companies
Citizen of Israel and the Netherlands

Josef Tsuff
Pensioner
12 Haporzim Street, Petach Tikva, Israel

Tina Miamon-Arckens (Homemaker)
38 Bilu Street, Hertzliya, Israel

Limited Partners

The limited partners of YHK are Carmen Management and Assets (1997), Ltd. (25.99%) and United Kingsway Ltd. (73.99%)


See Schedule K regarding Kingsway.

                                                                    Amendment #7

                                   SCHEDULE M
                        DIRECTORS AND EXECUTIVE OFFICERS
                                       OF
                  CARMEN MANAGEMENT AND ASSETS (1997) LTD.(1)


Name                                               Title                          Address
----                                               -----                          -------
Avraham Livnat                                     Director/Shareholder           18 Hazayit Street
  Principal occupation:  Investor/Businessman                                     Karmey Yossef, Israel

Zeev Livnat                                        Director                       26 Hanarkis Street
  Principal occupation:  Investor/Businessman                                     Karmey Yossef, Israel

Zvi Livnat                                         Director                       12 Hayasmin
  Principal occupation:  Investor/Businessman                                     Karmey Yossef, Israel

Shai Livnat                                        Director                       50 Dizengoff Street
  Principal occupation:  Investor/Businessman                                     Tel-Aviv, Israel

------------
         (1) All individuals on this Schedule are Israeli citizens

                                                                    Amendment #7

                                   SCHEDULE N
                 DIRECTORS, EXECUTIVE OFFICERS AND SHAREHOLDERS
                                       OF
                             AVRAHAM LIVNAT LTD.(1)

Name                                               Title                          Address
----                                               -----                          -------
Avraham Livnat                                     Director/ 20% Shareholder      18 Hazayit Street
  Principal occupation:  Investor/Businessman                                     Karmey Yossef, Israel

Rachel Livnat                                      Director/20%Shareholder        18 Hazayit Street
  Principal occupation: Homemaker                                                 Karmey Yossef, Israel

Zeev Livnat                                        20% Shareholder                26 Hanarkis Street
  Principal occupation:  Investor/Businessman                                     Karmey Yossef, Israel

Zvi Livnat                                         20% Shareholder                12 Hayasmin
  Principal occupation:  Investor/Businessman                                     Karmey Yossef, Israel

Shai Livnat                                        20% Shareholder                50 Dizengoff Street
  Principal occupation:  Investor/Businessman                                     Tel-Aviv, Israel

------------
         (1) All individuals on this Schedule are Israeli citizens